UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 20, 2018

ADIENT PLC

(Exact name of registrant as specified in its charter)

Ireland	001-37757	98-1328821
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25-28 North Wall Quay, IFSC

Dublin 1, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 734-254-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adient plc (“Adient”) previously disclosed Eric S. Mitchell will leave Adient’s employment not later than July 15, 2018. In connection with his departure, Mr. Mitchell entered into a separation agreement and release of all claims with Adient US LLC (“Adient US”), dated July 20, 2018 (the “Separation Agreement”). Mr. Mitchell and Adient US also entered into a Key Executive Severance and Change of Control Agreement effective January 17, 2017 (the “Severance Agreement”), the form of which has been previously filed with the Securities and Exchange Commission.

The Separation Agreement states that Adient US will pay or provide the following to Mr. Mitchell in accordance with the terms of the Severance Agreement: (a) salary replacement benefits in the amount of $1,125,000, less applicable taxes and withholdings, and (b) a benefits replacement payment in the amount of $167,967, less applicable taxes and withholdings, each of which must be paid within 90 days of the separation date. The Separation Agreement further states that, consistent with the Severance Agreement, to the extent a bonus is paid under Adient’s Annual Incentive Performance Plan for the performance period ending September 30, 2018, Mr. Mitchell will receive a prorated award that is based on the portion of the performance period that he has completed at the time of his separation from service. Additionally, and also consistent with the terms of the Severance Agreement, all of Mr. Mitchell’s performance-based equity awards will vest on a prorated basis based on the portion of the performance period that Mr. Mitchell has completed at the time of his separation of service, only if and to the extent the performance goals thereunder are achieved; provided, however, that the second and third tranche of Employee’s founder’s grant award of restricted stock units will vest as scheduled on October 31, 2018 and October 31, 2019, respectively. Following his separation from employment with Adient, Mr. Mitchell remains subject to the existing restrictive covenants contained in the Severance Agreement and he has also executed a release of claims in order to receive the benefits under the Separation Agreement.

The foregoing summary is qualified in its entirety by reference to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Separation Agreement by and among Adient US LLC and Eric Mitchell, dated July 20, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADIENT PLC

Date: July 26, 2018	By:	/s/ Cathleen A. Ebacher
	Name:	Cathleen A. Ebacher
	Title:	Vice President, General Counsel and Secretary

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